UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CARLISLE COMPANIES INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARLISLE COMPANIES INCORPORATED ANNUAL MEETING FOR HOLDERS AS OF 3/1/17 TO BE HELD ON 4/26/17 Your vote is important. Thank you for voting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E19796-P88064 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following materials are available at www.proxyvote.com: The Notice of 2017 Annual Meeting of Shareholders, Proxy Statement, 2016 Annual Report and Form 10-K The Board of Directors recommends you vote FOR the following proposals: ! PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 1. To elect the three directors nominated by the Board of Directors. Nominees: For Against Abstain ! ! ! ! 2 Years ! ! ! ! 3 Years ! ! ! ! Abstain 1a. Robert G. Bohn The Board of Directors recommends you vote FOR the following proposal: For Against Abstain ! ! ! 1b. Terry D. Growcock 4.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year. 1c. Gregg A. Ostrander 2. An advisory vote to approve the Company’s executive compensation. 5.To transact any other business properly brought before the meeting. 1 Year The Board of Directors recommends you vote 1 year on the following proposal: ! ! ! ! 3. An advisory vote on the frequency of holding an advisory vote to approve the Company’s executive compensation. DESCRIPTION OF VOTING RIGHTS In accordance with the Company’s Restated Certificate of Incorporation, the number of votes each shareholder will be entitled to cast at the annual meeting will depend on when the shares were acquired and whether there has been a change in beneficial ownership since the date of acquisition. Shares acquired AFTER February 28, 2013 are entitled to one vote per share at the 2017 annual meeting. Shares are entitled to 5 votes per share at the 2017 annual meeting if they were acquired BEFORE March 1, 2013 and have been held continuously by the same beneficial owner since they were acquired. Please confirm below the number of shares beneficially owned for each category as of March 1, 2017: Number of shares acquired BEFORE March 1, 2013 and entitled to 5 votes per share. Number of shares acquired AFTER February 28, 2013 and entitled to 1 vote per share. If you do not provide confirmation, all shares will be entitled to 1 vote per share. The Board of Directors reserves the right to require evidence to support this confirmation. Signature [PLEASE SIGN WITHIN BOX] Date Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date. Vote by Internet: www.proxyvote.com Vote by Phone: 1-800-454-8683 Vote by Mail: Use the envelope enclosed

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 26, 2017. CARLISLE COMPANIES INCORPORATED You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of CARLISLE COMPANIES INCORPORATED 16430 N. SCOTTSDALE ROAD, SUITE 400 SCOTTSDALE, AZ 85254 ATTN: STEVEN J. FORD, SECRETARY AND GENERAL COUNSEL the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E19777-P89103 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 1, 2017 Date: April 26, 2017Time: 8:00 A.M. EDT Location: Carlisle Construction Materials 1285 Ritner Highway Carlisle, Pennsylvania 17013

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Notice of 2017 Annual Meeting of Shareholders   Proxy Statement   2016 Annual Report   Form 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. You may obtain directions to the 2017 Annual Meeting in order to vote in person by visiting the Company's website at: www.carlisle.com/2017proxymaterials.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by phone or mail by requesting a paper copy of the materials, which will include a proxy card.

E19778-P89103

The Board of Directors recommends you vote FOR the following proposals: 1. To elect the three directors nominated by the Board of Directors. Nominees: 1a. Robert G. Bohn 1b. Terry D. Growcock 1c. Gregg A. Ostrander 2. An advisory vote to approve the Company’s executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. An advisory vote on the frequency of holding an advisory vote to approve the Company’s executive compensation. The Board of Directors recommends you vote FOR the following proposal: 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year. 5. To transact any other business properly brought before the meeting. E19779-P89103 Voting Items

E19780-P89103